SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 13, 2002

                                IOS Capital, LLC
             (Exact name of registrant as specified in its charter)




    DELAWARE                     File No. 0-20405               23-2493042
  ------------                ---------------------          ------------------
   (State or other             (Commission File               (IRS Employer
   jurisdiction of             Number)                        Identification
   incorporation)                                             Number)


                      1738 Bass Road, Macon, Georgia      31210
                    ---------------------------------- -----------


       Registrant's telephone number, including area code: (912) 471-2300
                                                           --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

On March 13, 2002, the Registrant's parent, IKON Office Solutions, Inc., issued a press release regarding the initiation of a transition plan to new leadership.

c.   The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

     (99.1) Press Release dated March 13, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       IOS Capital, Inc.




                                       By:      /s/ HARRY KOZEE
                                                --------------------------
                                                Harry Kozee
                                                Vice President - Finance



Dated:  March 14, 2002